Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CrossingBridge Pre-Merger SPAC ETF (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 9, 2022 to the
Statement of Additional Information (“SAI”) dated January 28, 2022

This supplement makes the following amendment to disclosures in the Fund’s SAI:

The section “Investment Policies, Strategies and Associated Risks” beginning on page 2 of the SAI is amended to include the following:

Forward Currency Contracts
The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Please retain this Supplement with your SAI for future reference.